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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Commission File No.: 0-32143



                        Date of Report: February 7, 2005



                            INCODE TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)


             Nevada                                            33-0895699
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(State of other jurisdiction of                              (IRS Employer
incorporation or organization                             Identification No.)


111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey        07856
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(Address of principal executive offices)                       (Zip Code)


                                 (973) 398-8183
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               (Registrant's telephone number including area code)


                               Bib Holdings, Ltd.
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                   (Former name, if changed since last report)

                   7409 Oak Grove Avenue, Las Vegas, NV 89117
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                 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03         AMENDMENT TO CERTIFICATE OF INCORPORATION

         On February 7, 2005 the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada. The Certificate of Amendment amended the Articles of Incorporation thus:

         1. The corporate name of the Registrant was changed from "Bib Holdings, Ltd." to "Incode Technologies Corp."

         2. There number of shares of common stock authorized for issuance was increased from 300,000,000 to 2,000,000,000.

         Beginning on February 9, 2005, the company's common stock will be listed on the OTC Bulletin Board under the symbol "ICDT."


                                    EXHIBITS

3.      Certificate of Amendment of Articles of Incorporation



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  INCODE TECHNOLOGIES CORP.

Dated:  February 9, 2005          By:  /s/ James L. Grainer
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                                      James L. Grainer, Chief Executive Officer